2
                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
    1934

    Date of Report      December 31, 2007

                 Brauvin Real Estate Fund L.P. 4
    (Exact Name of registrant as specified in its charter)

       Delaware         0-13402              36-3304339
    (State or other     (Commisssion    (IRS Employer
    jurisdiction of        File        Identification No.)
     incorporation        Number)
    or organization)

    205 North Michigan Ave., Ste 1900, Chicago, IL    60601
     (Address of principal executive offices)      (Zip Code)

                         (312)759-7660
                  (Issuer's telephone number)

    30 North LaSalle Street, Chicago, Illinois  60602
    (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-
    2(b)under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4 (c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

    On December 31, 2007, Brauvin Real Estate Fund L.P. 4 (the "Fund") sold (through its wholly owned subsidiary Brauvin Raleigh, LLC) the Raleigh Springs Market Place located in Memphis, Tennessee to an unrelated third party for a sale price of $7,125,000. The Fund received cash proceeds of approximately $2,520,000 after rent prorations, repayment of the outstanding mortgage and selling expenses. This sale was the final property asset that the Fund owned.



                           SIGNATURES

Pursuant with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         BY:  Brauvin Ventures, Inc.
                              Corporate General Partner of
                              Brauvin Real Estate Fund L.P. 4


                              BY:  /s/ Jerome J. Brault
                                   Jerome J. Brault
                                   Chairman of the Board of
                                   Directors and President

                              DATE:     March 11, 2008